                                                                    EXHIBIT 24


                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March 1998.


                                              /s/  WILLIAM D. BIGGS
                                   -------------------------------------------
                                                   William D. Biggs

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 22nd day of March 1998.


                                               /s/  JIM D. CAUDLE, SR.
                                    -------------------------------------------
                                                    Jim D. Caudle, Sr.

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March, 1998.


                                              /s/  HERBERT J. DICKSON
                                   -------------------------------------------
                                                   Herbert J. Dickson

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March, 1998.


                                             /s/  BILL G. HUGHEY
                                    ------------------------------------------
                                                  Bill G. Hughey

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March, 1998.


                                               /s/  CHARLES R. MARTIN
                                       ---------------------------------------
                                                    Charles R. Martin

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March, 1998.


                                            /s/ LOUIS J. MARTIN, II
                                   -------------------------------------------
                                                Louis J. Martin, II

                               POWER OF ATTORNEY


         The undersigned director of Martin Industries, Inc., a Delaware corporation, hereby nominates, constitutes and appoints William H. Martin, III and Roderick V. Schlosser, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Annual Report on Form 10-K for the year ended December 31, 1997 of said corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to any and all amendments to said report.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Martin Industries, Inc. has executed this Power of Attorney this 20th day of March, 1998.


                                               /S/  JAMES J. TANOUS
                                    -------------------------------------------
                                                    James J. Tanous